MASSMUTUAL PREMIER FUNDS
MassMutual High Yield Fund
(the “Fund”)
Supplement dated December 10, 2021 to the
Prospectus dated February 1, 2021 and the
Summary Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.
The following information replaced the information for the Fund found under the heading Purchase and Sale of Fund Shares on page 40 of the Prospectus:
Shares of the Fund are generally available through distribution channels, such as broker-dealers or financial institutions, and to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
HY-21-02